UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

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AINOS, INC
(Exact name of registrant as specified in its charter)

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Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Item 5.02 is incorporated herein by this reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2023, Ms. Hui-Lan (Celia) Wu retired as the CFO of the Company. Following her resignation, Ms. Wu will continue to serve the Company as an independent consultant.

On May 17, 2023, the Board of Directors appointed Meng-Lin Sung (Amanda) as the Chief Financial Officer of the Company.  Ms. Sung previously served as Vice President of Finance at Sercomm Corporation since late 2021. Prior to joining Sercomm, she held roles at three of the big four accounting firms — PricewaterhouseCoopers, Ernst & Young, and Deloitte — conducting audits and advising public companies on U.S. GAAP/IFRS and SEC reporting and listing regulations. Ms. Sung has extensive experience guiding publicly-traded healthcare and life science companies through the initial public offering and auditing processes, having previously worked with companies based in the USA and mainland China.

The Compensation Committee of the Board of Directors and the Board of Directors of the Company approved a basic monthly salary of NT $230,000 (New Taiwan Dollars) and $2,400 NT meal allowance. Ms. Sung was granted certain incentive compensation including a year-end bonus equal to two months of Ms. Sung’s base monthly salary, a variable reward target of 10% to 100% of the annual salary based on the Company achieving operations and profitability targets and Ms. Sung’s work performance.

The foregoing descriptions of Ms. Sung’s appointment and employment terms do not purport to be complete and are qualified in their entirety by reference to the full text of a Mandate Agreement executed between Ms. Sung and the Company.

Item 7.01	Regulation FD Disclosure

On March 17, 2023, the Company issued a press release relating to the subject matter of this Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished with this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: May 18, 2023	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer

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